EXHIBIT 10(a)


         In connection with the Annual Report on Form 20-F of Biora AB (the "Company") for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), Donna Janson, as President and Chief Executive Officer of the Company, and Svante Lundell, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of his/her knowledge:

         (1)   The Annual Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

         (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



   /s/  Donna Janson
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Name:   Donna Janson
Title:  President and Chief Executive Officer
Date:   June 30, 2003




    /s/ Svante Lundell
---------------------------------------------
Name:   Svante Lundell
Title:  Chief Financial Officer
Date:   June 30, 2003



This certification accompanies the Annual Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.